UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Ms. Amanda Pridgen
2830 Cahaba Road
Birmingham, AL 35223
(Name and address of agent for service)

With copies to:

John Lively
Practus, LLC
11300 Tomahawk Creek Pkwy
Suite 310
Leawood, KS 66211

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report  |  March 31, 2023

Table of Contents

Shareholder Letter	1
Manager Commentary	12
Disclosure of Fund Expenses	16
Schedule of Investments	18
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Additional Information	36

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Dear Partners:

For the six-month period ended March 31, 2023, The Cook & Bynum Fund (the “Fund”) rose 28.48% while the MSCI All Country World Index (“MSCI ACWI”) increased 17.78%.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As of the Prospectus dated January 28, 2023, the gross and net expense ratios of the Fund were 2.23% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2024. For additional information, please reference Note 4 in the Notes to Financial Statements.

2022 Business Review

The Fund’s businesses performed well in the calendar year 2022.  Calculated in U.S. dollars, revenues and earnings grew 11%.  Despite demonstrating pricing power, margins in aggregate fell slightly during the year as some of our companies were not immune from rising costs.  We expect our companies to recover some of this margin this year as they continue raising prices while key raw material prices have already fallen.  Our companies are well capitalized and are well positioned to continue to make growth investments on our behalf regardless of liquidity conditions in markets.  Only two of the Fund’s eight holdings have net debt levels above 1.5 times their operating cash flow.  In fact, three of the Fund’s eight holdings have material net cash balances.  We remain confident that our businesses will maintain their growth trajectories this year and continue allocating capital intelligently irrespective of any cracks in the global financial system.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Portfolio Update

Last year was a tough year for most financial assets, and we are pleased to have avoided the pain.  2022 is only the second year since World War II where both U.S. stocks and bonds have fallen.  High inflation, rising interest rates, geopolitical conflict, and a slowing economy have all contributed to this market downturn.  The fall in asset prices has been pervasive with even U.S. housing prices joining the decline in the latter half of the year.  Funding in the venture capital industry has dried up, and unicorn companies are struggling to raise capital to survive.  The share prices of our portfolio of understandable, high quality, well capitalized, growing, undervalued businesses performed well as investors abandoned more speculative investments that have characterized the bull market of much of the last decade.  As we wrote in the September 2021 Annual Report, our portfolio was prepared for a higher interest rate environment:

We expect, and history strongly suggests, nominal interest rates will rise if U.S. inflation stays at elevated levels.  A rising risk-free interest rate would drive up the discount rates that investors use to value all types of financial assets.  The longer it takes for a financial asset to return its purchase price to an investor through cash flows[1] (i.e., the higher the duration[2] of the financial asset), the greater the impact a change in the discount rate will have on its valuation.  A large increase in nominal interest rates will have a modest effect on the quoted price of a five-year treasury note, but the same increase will have a large impact on the price of a thirty-year zero-coupon bond[3].  For example, assuming a five-percentage point upward shift in today’s yield curve, the price of a five-year treasury note would fall by 21% while the price of a thirty-year zero-coupon bond would decline by 76%[4].  This illustration is helpful in thinking about the duration of cash flow expectations for equity valuations.  Implicit in the valuation of every company is its position on this yield curve.

_____________
[1]	Cash flow is the amount of cash that comes in and goes out of a company.
[2]	Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.
[3]
Thirty-year zero-coupon bonds are Treasury bonds that do not pay interest and are redeemed at full face value upon maturity (in this case, 30 years).  These bonds are purchased at discounts to their face values.

[4]
The price of these securities is determined by discounting the expected semi-annual coupons and final principal payment by the risk-free rate implied by the current and hypothetical upward-shifted yield curve.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Companies that investors expect to return all of their capital soon in the form of dividends belong on the short end of the yield curve.  Our investment in a Peruvian brewer, with its 8% dividend yield[5], is a good example of a stock that has a shorter duration and belongs on this shorter end of the curve.  The most speculative of venture capital companies that do not expect to turn a profit for years – and do not expect to pay a dividend for decades – should be valued at the longer end of the curve.  In a rising interest rate environment, many high growth companies whose valuations are largely based on the potential return of cash in the distant future will behave like the principal payment on a thirty-year zero-coupon bond.  On the other hand, cash-generating, high-yielding, and lower-duration assets like the businesses held by the Fund will be less negatively impacted.

Figure 1. This Year’s Shift in the Yield Curve

Source: Bloomberg

This year’s large shift in the yield curve caught many investors by surprise.  Overpaying for uncertain cash flows promised by fast growing companies far in the future can work out well when the yield curve falls but is disastrous when the yield curve rises as it has this year.  One part of the market that remains in a fantasy land is private equity – rebranded from the 1980’s leveraged buyout industry – where valuations of highly levered but unlisted companies have not
_____________
[5]	The dividend yield of a share is the dividend per share, divided by the price per share.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

been marked down to reflect the impact of higher borrowing costs to their equity values.  Private equity investors may be happy today that their portfolios are not marked-to-market but ultimately may be dissatisfied by the realized returns due to higher refinancing costs and lower exit multiples.  We are routinely seeing high quality, understandable public equities trading at much lower multiples than those that private equity have on their books.

Our portfolio companies have been active this year in creating shareholder value for us.  Our companies have repurchased shares below intrinsic value, repurchased debt at below par, and made acquisitions at attractive valuations.  The future is always uncertain, and risks may emerge that have not occurred during the careers of anyone working in finance, but it is still incumbent on us to evaluate such events.  We will endeavor to be sufficiently creative in envisaging these risks and continue to concentrate our capital in businesses which by economic moat and valuation are robust against such unforeseen developments.

While U.S. equities have fallen this year and are generally the most attractive they have been since the outbreak of the pandemic, we continue to take advantage of the large valuation discrepancy between the U.S. and the rest of the world.  We own several quality, understandable, growing businesses with bright prospects outside of the U.S. at single digit price-to-earnings (P/E)6  multiples.  Despite our continuous efforts, the only companies we are finding in the U.S. with such interesting valuations fail to meet our threshold.  The U.S. companies we are finding with single digit P/Es are low quality, difficult to predict, highly levered, or shrinking.  We are wary of buying companies with a seemingly low multiple where we are not confident that earnings will persist.  A collapse in earnings power can quickly ruin a “cheap” stock.  We are seeing a lot of this in today’s U.S. markets, which is consistent with the S&P 500’s profit margin being at an all-time high.  Many U.S. companies including the largest technology companies are coming off of a record earnings year.  Analysts are increasingly wary of the prospects of lower earnings for U.S. companies, and 2023 consensus earnings estimates for the S&P 500 have fallen nearly 12% in the last nine months.

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[6]	Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Source: Bloomberg

•	The Standard and Poor’s 500 (S&P 500), is a stock market index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the United States.

•
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

•
The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,377 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

•
The MSCI Frontier Markets Index captures large and mid cap representation across 28 Frontier Markets (FM) countries. The index includes 96 constituents, covering about 85% of the free float-adjusted market capitalization in each country.

•
The MSCI Emerging Markets (EM) Latin America Index captures large and mid cap representation across 5 Emerging Markets (EM) countries in Latin America. With 88 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Source: Yardeni.com

Skeptics cite macroeconomic or currency risk as reasons not to invest beyond our borders.  While these are real risks, many neglect that these risks are present everywhere, including in the U.S.  For example, in the chart below, compare the budget deficit of Mexico and the U.S. over the last few years.  During the pandemic Mexico maintained its small budget deficit while the U.S. spent lavishly and raised the government’s debt to GDP ratio by nearly 20 percentage points.  Our portfolio derives about 18% of its revenues from Mexico, and we have benefitted from its prudent fiscal policy.  In fact, Mexico’s currency has strengthened versus the U.S. dollar since the beginning of 2019.  Macroeconomic and currency risks are important, but they disproportionately affect inferior businesses.  We will continue to search globally to access the most attractive valuations for excellent companies whose cash flows are resilient to macroeconomic volatility.  The research team, including me, continue to add to our personal investments across our funds.

Source: Bloomberg

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

South Korea & Japan

“Better to see something once than to hear about it a thousand times.” – Asian Proverb

In December of 2022, we spent two weeks in South Korea and Japan researching potential investments, expanding our network of relationships, growing our circle of competence, and trying to better understand these two important economies.  We met with companies that we are considering for inclusion in the portfolio and companies that might give us insights into other investments we may purchase in the future.  We spent time with insightful local investors, visited manufacturing facilities, toured hundreds of retail stores, and dove into some of the local history.  We are always seeking to better understand the local culture.  We want to know in which situations we can better evaluate a business with the broader insights we can apply from seeing an industry in dozens of markets across the world than a local investor might with better access to local information.  This test excludes many highly regulated businesses and those where corruption is core to the business model.  We certainly came away with many important discernments and some spots where we can make investments at the right prices.  South Korea and Japan lack dynamic demographic growth.  The number of people in the workforce will fall over the next decade reducing the number of consumers, but both have a culture of hard work and saving.  Recent increases in the U.S. dollar have made their manufacturing base more competitive for export, and current valuations do not require a lot of growth to reward investors with a reasonable return.  We have never been disappointed by what we have learned from time invested with boots on the ground.

Figure 2. Richard in South Korea and Japan

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Mexico

In January of 2023, we spent time on-the-ground in Mexico.  Mexico is an important end market for the Fund’s holdings.  Two of our eight holdings are domiciled there, and the portfolio derives about 18% of revenues from this country.  Monterrey, the country’s industrial capital in the Northern state of Nuevo Leon, is a boom town.  Events over the last few years have led companies to rethink their global supply chains.  The combination of Russia’s invasion of Ukraine and rising Sino-American tensions highlights the vulnerability of manufacturing assets in unfriendly nations.  Additionally, the chaos in the global shipping market has created a preference for proximity to end markets.  The new USMCA7 trade agreement advantages Mexican production when the end market is the U.S. or Canada versus other low wage countries, and Mexican wages are now lower than their Chinese counterparts.  These factors, among others, bolster Mexico’s position as the preferred manufacturing hub to sell into the world’s largest economy and consumer market.  Just recently, Tesla announced that its next factory will be in Mexico near Monterrey8.  Chinese companies are also pouring in investment9 to build industrial parks and factories to benefit from Mexico’s proximity to and tariff-free status with the U.S.  We believe our Mexican investments will benefit from this “nearshoring” tailwind for years to come through increased employment, rising disposable income, and a stronger currency.  We have already seen some strength in the Mexican peso.  Today, the peso is stronger than any yearly average since 2015, which makes our companies’ sales and stock prices in Mexico worth more to us in U.S. dollars.

_____________

[7]
United States-Mexico-Canada Agreement. USMCA – A 21st century, high standard trade agreement: supporting mutually beneficial trade resulting in freer markets, fairer trade, and robust economic growth in North America.

[8]	https://www.cnn.com/2023/03/01/business/tesla-mexico-plant/index.html
[9]	https://www.youtube.com/watch?v=4x9fyLj1dHc

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Richard and Jack visiting a Distribution Center in Monterrey

Bank Runs

The recent bank runs, FDIC takeovers, and negotiated sales of U.S. and European banks have come as a shock to many.  Bank runs are an inherent risk to banks operating under a fractional-reserve system.  In hindsight, it seems obvious that the rise of digital banking has made it easier for depositors to withdraw their funds.  The large spread between short-term interest rates and deposit rates gave depositors no economic incentive to stay, and social media can spread panic swiftly.  We have been and continue to be wary of any business model, like banks, where you can be put out of business so quickly and unpredictably.  We also do not like a business where balance sheet conservatism is generally a competitive disadvantage.  If you ran your bank with extra prudence over the last decade, you would have lost substantial market share.  Within today’s regulations the profit maximizing strategy is to take as much risk as possible.  While we are unlikely to own banks as investments, the Fund can still be exposed to real risks from the financial sector.  For example, it is appalling to us that several large, public, tech companies kept hundreds of millions of dollars from their balance sheets in uninsured deposits at Silicon Valley Bank which could have been temporarily inaccessible or even lost.  We buy U.S. Treasury Bills with the

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Fund’s cash when it provides a better yield than insured bank deposits, as it does today.  We evaluate our banking partners’ financial conditions regularly and pay close attention to the FDIC insured amount.

A common consequence of financial panics is that liquidity in the whole economy dries up, exposing companies who rely on short-term financing to dilution or insolvency.  None of the Fund’s investments rely on short-term financing.  All of our holdings generate substantial amounts of free cash flow10, can generate free cash flow in poor macroeconomic conditions, and have liabilities, if any, that are long-term in nature.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage as we seek to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

_____________

[10]	Free cash flow is the amount by which a business's operating cash flow exceeds its working capital needs and expenditures on fixed assets.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2023 (Unaudited)

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 9.2% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Must be preceded or accompanied by a current prospectus.

The Cook & Bynum Fund	Manager Commentary

March 31, 2023 (Unaudited)

As of March 31, 2023 the unaudited net asset value (NAV) attributable to the 4,356,499 shares outstanding of The Cook & Bynum Fund (“Fund”) was $15.10 per share. This NAV compares with an audited NAV of $11.89 per share as of the Fund’s Annual Report dated September 30, 2022.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.23

Average Annual Total Return
					Since
	1 Year	3 Year	5 Year	10 Year	Inception(1)
The Cook & Bynum Fund	10.14%	14.22%	1.44%	3.15%	6.15%
MSCI ACWI Index Net(2)	-7.44%	15.36%	6.93%	8.06%	9.36%

(1)	Fund inception date of July 1, 2009.
(2)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization index and is shown to compare the Fund’s performance to the global equity market performance among developed and developing markets.  You cannot invest directly in an index.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

The Cook & Bynum Fund	Manager Commentary

March 31, 2023 (Unaudited)

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the Fund’s benchmark.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.23

The Cook & Bynum Fund	Manager Commentary

March 31, 2023 (Unaudited)

Portfolio Changes for the six months ended 3.31.23

New Holdings	Eliminations
None	None

Performance Contribution

The Fund generated a positive 28.48% return during the six months ended 3.31.2023.  All holdings contributed positively to returns.  Arca Continental was the largest contributor to returns with a positive contribution of about 8% from strong price appreciation and a stronger Mexican peso.  Anheuser-Busch InBev contributed more than 5% to returns as the market has responded positively to its deleveraging strategy while Berkshire Hathaway, Coca-Cola Embonor, FEMSA, Liberty Latin America, and Backus y Johnston contributed about 3% each.  Despite significant appreciation, Jumbo only contributed about 1% to returns due to its smaller position size.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves.  At period end, the Fund had 9.2% of its net assets invested in cash or cash equivalents (cash, deposit account, or U.S. Treasury Bills). There is no guarantee that such a liquid position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Cook & Bynum Fund	Manager Commentary

March 31, 2023 (Unaudited)

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  They invest substantially all their investable net worth alongside our investors at CBCM and do not invest with outside managers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was detected globally in 2019 and was characterized as a pandemic by the World Health Organization in 2020. The World Health Organization ended the COVID-19 crisis as a public health emergency of international concern on May 5, 2023. While restrictions designed to prevent the spread of COVID-19 have been lifted recently, the impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers, and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may continue to exacerbate other pre-existing political, social, and economic risks in certain countries or globally. Any continuing effects of the COVID-19 outbreak, or the effects of future outbreaks of infectious disease, cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Fund.

The Cook & Bynum Fund	Disclosure of Fund Expenses

March 31, 2023 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2022 through March 31, 2023.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses

March 31, 2023 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/22 to	Expense
	10/1/22	3/31/23	3/31/23(1)	Ratio
Actual Fund Return	$1,000.00	$1,284.80	$8.49	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments

March 31, 2023 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (15.0%)

Conglomerates (15.0%)
Berkshire Hathaway, Inc. – Class B(1)	32,013	$9,884,654
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$9,884,654

FOREIGN COMMON STOCKS (64.8%)

Breweries (18.3%)
Anheuser-Busch InBev SA/NV – ADR	128,304	8,561,726
Union de Cervecerias Peruanas
Backus y Johnston SAA	500,000	3,454,874
		12,016,600
Retail – Convenience Stores (7.9%)
Fomento Economico
Mexicano SAB de CV – ADR	54,513	5,189,092

Soft Drink Bottling and Distribution (27.4%)
Arca Continental SAB de CV	1,986,195	18,008,021

Specialty Retail (2.0%)
JUMBO SA	60,909	1,288,094

Wired and Wireless
Telecommunications Carriers (9.2%)
Liberty Latin America Ltd. – Class A(1)	81,841	680,099
Liberty Latin America Ltd. – Class C(1)	654,782	5,408,499
		6,088,598
TOTAL FOREIGN COMMON STOCKS
(Cost $40,717,627)		$42,590,405

FOREIGN PREFERRED STOCKS (11.1%)

Soft Drink Bottling and Distribution (11.1%)
Coca-Cola Embonor SA – Class B	5,301,259	7,269,399
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$7,269,399

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (9.1%)

Money Market Funds (0.3%)
U.S. Bank Money Market
Deposit Account, 2.960%(2)	$224,291	$224,291

U.S. Treasury Bills (8.8%)
0.000%, 05/23/2023	5,800,000	5,762,965
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,987,710)		$5,987,256
TOTAL INVESTMENTS (100.0%)
(Cost $59,166,208)		$65,731,714
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.1%)		72,481
TOTAL LIABILITIES IN EXCESS
OF OTHER ASSETS ((0.1)%)		(36,309)
NET ASSETS (100.0%)		$65,767,886

(1)	Non-income producing security.
(2)
The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of March 31, 2023.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities

March 31, 2023 (Unaudited)

ASSETS:
Investments, at value (cost $59,166,208)	$65,731,714
Foreign currency, at value (cost $71,912)	72,481
Receivable for fund shares sold	31,132
Dividends and interest receivable	10,654
Prepaid expenses	20,642
Total Assets	65,866,623

LIABILITIES:
Accrued investment advisory fees, net of waiver	49,333
Accrued custody fees	7,093
Other payables and accrued expenses	42,311
Total Liabilities	98,737
NET ASSETS	$65,767,886

COMPOSITION OF NET ASSETS:
Paid-in capital	$61,198,701
Distributable earnings (accumulated deficit)	4,569,185
Net Assets	$65,767,886

Shares of common stock outstanding
(unlimited number of shares authorized)	4,356,499
Net Asset Value, Offering and
Redemption Price Per Share	$15.10

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations

For the Six Months Ended March 31, 2023 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of withholding tax of $64,694)	$511,650
Interest	91,086
Total Investment Income	602,736

EXPENSES:
Investment adviser fees	447,819
Fund accounting and administration fees	47,976
Transfer agent fees and expenses	32,541
Custody fees	19,181
Legal fees	17,583
Trustee fees	16,477
Insurance fees	14,919
Federal and state registration fees	14,891
Auditing and tax fees	10,010
Chief compliance officer fees	6,006
Printing fees	4,185
Service fees	3,272
Miscellaneous Expense	2,184
Total expenses before reimbursement	637,044
Less fees reimbursed by investment adviser (Note 4)	(189,225)
Net Expenses	447,819
Net Investment Income (Loss)	154,917

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	(114,778)
Foreign currency transactions	18,364
Total	(96,414)
Net change in unrealized appreciation/depreciation on:
Investment securities	11,347,553
Foreign currency translation	2,904,007
Total	14,251,560
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions	14,155,146
Net Increase (Decrease) in
Net Asset from Operations	$14,310,063

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2023	September 30,
	(Unaudited)	2022
FROM OPERATIONS:
Net investment income (loss)	$154,917	$1,450,429
Net realized gain (loss) on investments
and foreign currency transactions	(96,414)	(20,575)
Net change in unrealized
appreciation/depreciation on investments
and foreign currency translation	14,251,560	(4,806,447)
Net Increase (Decrease) in
Net Assets from Operations	14,310,063	(3,376,593)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(700,503)	(1,280,548)
Total distributions	(700,503)	(1,280,548)

CAPITAL SHARE TRANSACTIONS
(NOTE 7):
Proceeds from shares sold	2,712,463	1,145,380
Dividends reinvested	688,866	1,260,513
Value of shares redeemed	(1,849,846)	(5,206,028)
Net Increase (Decrease) Resulting
from Capital Transactions	1,551,483	(2,800,135)
Redemption fees	223	49
Net Increase (Decrease) in Net Assets	15,161,266	(7,457,227)
NET ASSETS:
Beginning of period	50,606,620	58,063,847
End of period	$65,767,886	$50,606,620

See accompanying Notes to Financial Statements.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2023
	(Unaudited)
Net Asset Value – Beginning of Period	$11.89
Income from Investment Operations
Net investment income (loss)(1)	0.04
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(1)	3.34
Total Income (Loss) from Investment Operations	3.38

Distributions to Shareholders
Net investment income	(0.17)
Net realized gains	—
Total Distributions	(0.17)

Capital Share Transactions
Redemption fees added to paid-in capital	—	(2)
Total Capital Share Transactions	—	(2)
Net Asset Value – End of Period	$15.10
Total Return	28.48	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$65,768
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	2.12	%(4)
Net investment income (loss)
including reimbursement/waiver	0.52	%(4)
Net investment income (loss)
excluding reimbursement/waiver	-0.11	%(4)
Portfolio turnover rate	0	%(3)(5)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not Annualized.
(4)	Annualized.
(5)	Less than $0.005.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights

For a share outstanding throughout the years indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2022	2021	2020	2019	2018
$12.98	$10.87	$14.11	$16.07	$16.52

0.33	0.08	0.02	0.09	0.02

(1.13)	2.07	(3.16)	(0.43)	(0.15)
(0.80)	2.15	(3.14)	(0.34)	(0.13)

(0.29)	(0.04)	(0.10)	(0.03)	(0.03)
—	—	—	(1.59)	(0.29)
(0.29)	(0.04)	(0.10)	(1.62)	(0.32)

— (2)	—	— (2)	— (2)	— (2)
— (2)	—	— (2)	— (2)	— (2)
$11.89	$12.98	$10.87	$14.11	$16.07
-6.39%	19.80%	-22.43%	-1.10%	-0.89%

$50,607	$58,064	$62,962	$119,128	$145,062

1.49%	1.49%	1.49%	1.49%	1.49%
2.23%	2.20%	1.99%	1.90%	1.82%

2.54%	0.66%	0.17%	0.66%	0.12%

1.80%	-0.05%	-0.33%	0.25%	-0.21%
0%	0%	8%	3%	37%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation: Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities, and

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Valuation Designee (as defined below) does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Valuation Designee (as defined below) determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or if the investment is not a security, by using the investment’s fair value, as determined in good faith by the Valuation Designee.  Fair value of a security means the amount reasonably expected to be received upon an orderly disposition over a reasonable period of time.  The Trust’s Pricing Policies and Procedures provide for the designation of the Adviser as “Valuation Designee” to perform certain responsibilities in accordance with Rule 2a-5 under the 1940 Act. The Valuation Designee performs fair value determinations and may obtain assistance from other service providers in fulfilling its duties.  The Valuation Designee may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

C. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$9,884,654	$—	$—	$9,884,654
Foreign
Common Stocks	42,590,405	—	—	42,590,405
Foreign
Preferred Stocks	7,269,399	—	—	7,269,399
Short-Term
Investments	224,291	5,762,965	—	5,987,256
TOTAL	$59,968,749	$5,762,965	$—	$65,731,714

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the six months ended March 31, 2023.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other: Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Any refunds of withholding taxes previously paid are generally recorded by the Fund when received.

E. Federal Income Taxes: It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not generally subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2019.

F. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates: The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation: The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders: The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$1,280,548	$189,876
Total	$1,280,548	$189,876

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  For the year ended September 30, 2022, there were no differences reclassified.

B. Tax Basis of Investments: As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$58,333,095
Gross unrealized appreciation	11,228,641
Gross unrealized depreciation	(18,914,126)
Net tax unrealized appreciation (depreciation)	(7,685,485)
Undistributed ordinary income	437,534
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(1,792,424)
Total distributable earnings (accumulated deficit)	$(9,040,375)

Net capital losses incurred after October 31st, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st.  For the fiscal year ended September 30, 2022, the Fund did not defer on a tax basis, any late-year ordinary loss. There were no post-October losses for the fiscal year ended September 30, 2022.

At September 30, 2022, the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$—	$1,792,424	Unlimited

During the fiscal year ended September 30, 2022, the Fund utilized the following capital loss carryforward that was available as of September 30, 2021.

Short-Term	Long-Term
$—	$447

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement (“Management Agreement”), with the Adviser. The Management Agreement has been renewed through November 5, 2023. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has contractually agreed to waive or reimburse the Fund to the extent that total fund operating expenses exceed 1.49%. This agreement is in effect through February 1, 2024, and thereafter is reevaluated on an annual basis. The expense reimbursement arrangement relates to all expenses incurred by the Fund except interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, including, but not limited to, Acquired Fund Fees and Expenses. This agreement shall terminate automatically upon the termination of the investment management agreement

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

with the Adviser. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of March 31, 2023, the Adviser may in the future recover fee reductions and expense reimbursements totaling $189,225, 421,069, $438,487, and $268,260 from the Fund. The Adviser may recover these amounts no later than March 31, 2026, and September 30th of 2025, 2024, and 2023, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

During the period ended March 31, 2023, the Fund had $204,269 of previously waived expenses expire.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.

5. LINE OF CREDIT

The Fund has established a line of credit (“LoC”) with U.S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on October 23, 2023. Borrowing under the LoC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 8.00% at March 31, 2023. During the period the Fund did not borrow under this arrangement. The Fund has authorized the custodian to charge any of the accounts of the Fund for any missed payments. As of March 31, 2023, the Fund had no outstanding borrowings under this agreement.

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

6. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2023, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $269,065 and $2,396,224, respectively. There were no purchases or sales of long-term U.S. Government securities for the period ended March 31, 2023.

7. SHARES OF BENEFICIAL INTEREST

On March 31, 2023, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the
	Six Months Ended	For the
	March 31, 2023	Year Ended
	(Unaudited)	September 30, 2022
Beginning Shares	4,254,867	4,472,712
Shares Sold	185,355	88,798
Shares Issued in Reinvestment
of Distributions	48,409	95,711
Total	4,488,631	4,657,221
Less Shares Redeemed	(132,132)	(402,354)
Ending Shares	4,356,499	4,254,867

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2023, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 76% of the Fund’s shares.

9. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. Investments in foreign securities and foreign currency transactions involve currency exchange risks, which relate to fluctuations in

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2023 (Unaudited)

exchange rates between the U.S. dollar and foreign currencies and may negatively affect the value of the Fund’s investments in foreign securities. As of March 31, 2023, 75.9% of the Fund’s net assets were invested in foreign securities. For specific industry concentration, please reference the Schedule of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments or disclosures other than the below were required to the financial statements.

The Cook & Bynum Fund	Additional Information

March 31, 2023 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-COBY or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Part F of Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
For the year ended September 30, 2022, 0.00% of the dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
For the year ended September 30, 2022, 49.57% of the dividends paid from net investment income, including short-term capital gains, for the Fund are designated as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information

March 31, 2023 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Portion of Ordinary
Credible		Income Distribution
Foreign	Per Share	Derived from Foreign
Taxes Paid	Amount	Sourced Income
$197,142	$0.04633329	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”) reasonably designed to assess and manage the Fund’s liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board of Trustees (the “Board”) of the Cook & Bynum Funds Trust (the “Trust” or “Fund”) has appointed the Fair Valuation Committee of the Adviser to oversee the requirements of Rule 22e-4 and serve as the Liquidity Program Administrator (“LPA”) for the Fund’s Program.

The LPA is responsible for implementation and oversight of the Program, as well as quarterly and annual reporting to the Board. The Program requires that the LPA review the classification of each portfolio investment on at least a monthly basis in connection with reporting on Form N-PORT and more frequently if changes in relevant market, trading, and investment-specific considerations are reasonably expected to materially affect one or more of the classifications of the Fund’s investments. The Program also establishes the

The Cook & Bynum Fund	Additional Information

March 31, 2023 (Unaudited)

Fund’s Highly Liquid Investment Minimum (“HLIM”) (the percentage of the Fund’s net assets that the Fund invests in highly liquid investments) as 50% of total net assets and states that the LPA should review the HLIM assigned to the Fund no less frequently than annually. The Program also states that, generally, the Fund may not acquire any illiquid investment if, immediately after the acquisition of a security, the Fund would have invested more than 15% of its net assets in illiquid investments. If the Fund holds more than 15% of its net assets in illiquid investments: (i) the LPA shall make a report of such an occurrence to the Board within 1 business day of the occurrence, with an explanation of the extent and causes of the occurrence and provide the Board with the LPA’s written plan to bring the Fund’s illiquid investments at or below 15% of net assets within a reasonable period of time and indicate that such decisions will be made in the best interests of shareholders; and  (ii) if the proportion of the Fund’s illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each 30-day period thereafter), the Board, including a majority of Trustees who are not interested persons of the Fund, shall meet in order to assess the Fund’s plan, that at a minimum addresses how the Fund will decrease its percentage of illiquid investments to at or below 15% of net assets within a reasonable period of time.

At the meeting of the Board held on November 9, 2022, the Board received and reviewed a report from the LPA pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended September 30, 2022. The report reflected that there were no significant liquidity events that impacted the Fund. The report further noted updates that had been made to the Program during the review period of September 30, 2021 through September 30, 2022 to ensure the ongoing effectiveness of the Program. All updates to the program had previously been submitted to the Board for review, and the Board had approved changes and enhancements to the Program. The LPA represented to the Board that, with these updates, it believed the Program continues to be reasonably designed to assess and manage the Trust’s liquidity risk and has operated effectively in implementing the requirements of the Liquidity Rule with respect to the Fund.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Cook & Bynum Fund	Additional Information

March 31, 2023 (Unaudited)

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

Trustees and Officers

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Interested Trustees and Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a	1	None
Cook**	and	has served	Principal of and Portfolio
Year of	Trustee	as President	Manager for Cook & Bynum
Birth: 1978		of the Trust	Capital Management, LLC
		since March	(“CBCM”) since 2006.
2009 and
Trustee of the
Trust since
November
2020.
David A.	Trustee	Mr. Hobbs	From May 2010 to September	1	None
Hobbs**		has served	2021, Mr. Hobbs served as a
Year of		as a Trustee	Principal and President of
Birth: 1977		of the Trust	CBCM. Effective August 2021,
		since August	Mr. Hobbs has served as
		2021.	Chief Financial Officer and
Chief Investment Officer of
EBSCO Industries, Inc.

*	Unless otherwise indicated, the address of each Trustee of the Trust and each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
**	Messrs. Cook and Hobbs are interested persons, as defined in the 1940 Act, of the Trust because of their current or past affiliations with the Adviser.

The Cook & Bynum Fund	Additional Information

March 31, 2023 (Unaudited)

Other
Director-
ships Held
Name,		Term of			by Trustee
Year of	Position(s)	Office and		Funds	During
Birth &	Held with	Length of	Principal Occupation(s)	Overseen	the Past
Address*	the Trust	Time Served+	During Past 5 Years	by Trustee	5 Years
Independent Trustees^
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn is a retired	1	Director,
Ogburn		has served	investment banker, a		Crawford &
Year of		as a Trustee	corporate director, and a		Company
Birth: 1955		of the Trust	community volunteer.
		since May	He has served as director
		2010.	of Crawford & Company
(chair of Compensation
Committee) since
January 1, 2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm of
Year of		as a Trustee	Bainbridge, Mims, Rogers &
Birth: 1958		of the Trust	Smith LLP since January 1990.
since May
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	Director of
Carson		has served	Managing Director of The		Rollins, Inc.
Year of		as a Trustee	Ansley Capital Group LLC
Birth: 1949		of the Trust	since 1999. Mr. Carson has
		since April	been a Principal of both
		2014.	Ansley Securities LLC
(broker-dealer) and Don
Carson Associates LLC
(a financial advisory services
firm) since 1999 and 2013,
respectively.

*	Unless otherwise indicated, the address of each Trustee of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Trustee serves for an indefinite term.
^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.

The Cook & Bynum Fund	Additional Information

March 31, 2023 (Unaudited)

Name,		Term of
Year of	Position(s)	Office and
Birth &	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served+	During Past 5 Years
Additional Officers of the Trust
Enrico G.	Treasurer	Mr. Camata	Mr. Camata joined CBCM in 2016 as a
Camata	and	has served	Security Analyst.
Year of	Principal	as Treasurer
Birth: 1994	Financial	and Principal
	Officer	Financial
Officer of the
Trust since
August 2021.
Amanda S.	Secretary,	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014.
Pridgen	Chief	serves as
Year of	Compliance	Secretary, Chief
Birth: 1983	Officer, and	Compliance
	Anti- Money	Officer, and
	Laundering	Anti-Money
	Officer	Laundering
Officer of the
Trust as of
January 2020.

*	Unless otherwise indicated, the address of each Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
+	Each Officer serves for an annual term or until his or her successor is elected and qualified.

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2023

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*                    /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     May 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     May 23, 2023

By (Signature and Title)*                    /s/Enrico G. Camata
Enrico G. Camata,
Treasurer (Principal Financial Officer)

Date     May 23, 2023

* Print the name and title of each signing officer under his or her signature.